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INVESTMENT TECHNOLOGY GROUP, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P. O. BOX 8265
EDISON, NJ 08818-8265


                              Voter Control Number

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                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


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  VOTE-BY-INTERNET  [GRAPHIC]      OR     VOTE-BY-TELEPHONE  [GRAPHIC]
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1. LOG ON TO THE INTERNET AND GO TO    1. CALL TOLL-FREE
   HTTP://WWW.EPROXYVOTE.COM/ITG          1-877-PRX-VOTE (1-877-779-8683)

2. ENTER YOUR VOTER CONTROL NUMBER     2. ENTER YOUR VOTER CONTROL NUMBER LISTED
   LISTED ABOVE AND FOLLOW THE EASY       ABOVE AND FOLLOW THE EASY RECORDED
   STEPS OUTLINED ON THE SECURED          INSTRUCTIONS.
   WEBSITE.
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  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
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    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.



                                             FOR   WITHHELD
                                   FOR ALL                   WITHHELD
                                   NOMINEES  / /    / /      FROM ALL
1. Election of Directors.                                    NOMINEES
   (Please see reverse)

   Nominees:
   01. Frank E. Baxter
   02. J. William Burdett
   03. Neal S. Garonzik
   04. William I Jacobs
   05. Raymond L. Killian, Jr.
   06. Robert L. King
   07. Maureen O'Hara
   08. Robert J. Russel
   09. Mark A. Wolfson


   / / ________________________________________
       For all nominees except as written above

                                                FOR     AGAINST   ABSTAIN
2.  Ratification of the appointment of
    KPMG LLP as the independent                 / /       / /       / /
    auditors for the 2003 fiscal year.

3.  Re-approval of the                          / /       / /       / /
    Pay-For-Performance
    Incentive Plan.


Mark box at right if an address change or comment has been noted on
the reverse side of this card.                                          / /

The undersigned hereby acknowledges receipt of the Form 10-K and the Notice of Annual Meeting of Stockholders and the Proxy Statement, and hereby revokes all previously granted proxies.



Signature: _____________________________ Date: ____________

Signature: _____________________________ Date: ____________


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                       INVESTMENT TECHNOLOGY GROUP, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy. There are a number of issues relat-ed to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

You may vote in any one of the following three ways:

o VOTE BY MAIL. Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

o VOTE BY PHONE. Call toll-free 1-877-779-8683, 24 hours a day, 7 days a week from the U.S.

o VOTE BY INTERNET. Access the web site at http://www.eproxyvote.com/itg, 24 hours a day, 7 days a week.

If you vote by phone or using the Internet, please have your social security number and this proxy card available. The sequence of numbers appearing in the box above, just below the perforation, and your social security number are necessary to verify your vote. A phone or Internet vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned this proxy card. If you vote by phone or using the Internet, please do not mail back your proxy card.

Your vote must be received prior to the Annual Meeting of Stockholders, May 7, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

P. Mats Goebels
Secretary

                                  DETACH HERE
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                 PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS
                                 ON MAY 7, 2003


PROXY

This proxy is solicited by the Board of Directors of the Company. The undersigned hereby appoints Robert J. Russel, Howard C. Naphtali and P. Mats Goebels, and each them, as proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock of Investment Technology Group, Inc. held of record by the under-signed on March 21, 2003, or which the undersigned would otherwise be entitled to vote at the Annual Meeting of Stockholders to be held on May 7, 2003, and any adjournment thereof, upon all matters that may properly come before the meeting. All shares votable by the undersigned will be voted by the proxies named above in the manner specified on the reverse side of this card, and such proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


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PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE.
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HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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